================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21206

                           AEW Real Estate Income Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        399 Boylston Street, Boston, Massachusetts              02116
        ------------------------------------------            ----------
         (Address of principal executive offices)             (Zip code)

                             John E. Pelletier, Esq.
                    CDC IXIS Asset Management Services, Inc.
                               399 Boylston Street
                           Boston, Massachusetts 02116
               --------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 449-2801

Date of fiscal year end:  January 31, 2005

Date of reporting period: July 31, 2004

================================================================================

ITEM 1.  REPORTS TO STOCKHOLDERS.

[LOGO] AEW

     AEW Real Estate Income Fund
     Semiannual Report
     July 31, 2004

     AEW Management and Advisors

--------------------------------------------------------------------------------
                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

================================================================================
Objective:
High current income is a primary objective; capital appreciation is a secondary objective
--------------------------------------------------------------------------------

Strategy:
Invests primarily in income-producing securities issued by real estate companies, including REITs
--------------------------------------------------------------------------------

Inception Date:
November 26, 2002
--------------------------------------------------------------------------------

Portfolio Manager:
Matthew A. Troxell,
CFA
AEW Management and Advisors, L.P.
--------------------------------------------------------------------------------

Common shares American Stock Exchange Symbol:
RIF
--------------------------------------------------------------------------------

CUSIP Numbers
Common shares: 00104H107
Preferred shares: 00104H206
--------------------------------------------------------------------------------

July 31, 2004 Market Value Per Common Share: $16.59
Net Asset Value Per Common Share: $18.66
================================================================================

                                                           Management Discussion
--------------------------------------------------------------------------------

The solid returns many REIT shareholders have enjoyed for the last several years continued through the beginning of AEW Real Estate Income Fund's fiscal year. However, share prices declined sharply in April and the first half of May, reflecting a variety of factors, including concerns over near-term rising interest rates. During this period, the Morgan Stanley REIT Index suffered five of its eight largest single-day declines in the past ten years. Altogether, the REIT market lost almost 18% from March 31 to May 10, although most of the losses incurred during this span were erased by a subsequent rally of almost 15% over the balance of the period (May 11 through July 31).

Performance facts

AEW Real Estate Income Fund's total return, based on the market price of common shares, was -3.29% for the six months ended July 31, 2004. The fund's market price per common share declined from $17.87 at the start of the fiscal year to $16.59 per share at the end of the period. Changes in the market price of fund shares reflect investor demand and are not directly linked to changes in the fund's net asset value.

Based on the net asset value of common shares and reinvestment of $0.69 per share in dividends, the fund's total return was -1.33% for the six months ended July 31, 2004. The net asset value per share fell from $19.70 per common share at January 31, 2004 to $18.66 at the end of July. The fund had approximately 3.8 million common shares outstanding at the close of the fiscal year and net assets totaling $71.5 million.

Portfolio information

The fund's primary emphasis on income-producing stocks during the period detracted from performance, as the prospect of increasing interest rates and economic growth lead investors to show a preference for alternative investment choices that might provide capital appreciation rather than income. Holdings in the healthcare sector fared worst, while apartment and office stocks, which had been among the worst performers of late, fared relatively well during the six months ended July 31, 2004. Due to rising interest rates during the period, interest rate swap agreements that we had previously entered into represented a modest positive contribution to the fund's net asset value, while the fund's leverage had a slightly negative impact.

While there were no significant changes to the fund's portfolio during the period, we made several minor adjustments with the goal of strengthening the fund's cash flow. We added several new common and preferred stock holdings in a variety of property types and geographic regions in the United States. As of July 31, 2004, the fund's common and preferred holdings amounted to 95.3% and 43.0% of total net assets, respectively. The ten largest holdings amounted to 42.5% of the fund's total net assets, and no single holding represented more than 7.7%.

Outlook

For the remainder of the year we believe capital flows into REITs should remain strong, as investors in general continue to seek diversification benefits and dividend yield from REITs. On average, property market fundamentals seem to have bottomed out for this cycle and appear to be improving in step with the broader economy. In the near-term, we believe the earnings recovery will be somewhat muted due to rising operating costs, but we think it will show steady improvement over the next several years. Our investment process will continue to focus on securities selection within each property sector, with the goal of identifying real estate equity securities that provide attractive current income and solid risk-adjusted returns.

--------------------------------------------------------------------------------
                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------

                                        Investment Results through July 31, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The chart comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the periods shown. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

                                                  Total Returns -- July 31, 2004
--------------------------------------------------------------------------------

================================================================================
                                                                        Since
                                                                    Inception/1/
                                          6 Months/1/   1 Year/1/    (11/26/02)
                                          --------------------------------------
Total return on market value                 -3.29%       14.42%       16.65%

Total return on net asset value              -1.33        19.70        28.58

--------------------------------------------------------------------------------

Comparative Performance
   Morgan Stanley REIT Index/2/               1.31        20.62        25.38/3/
================================================================================

Notes to Chart

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains. The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares. Periods of less than one year are not annualized.

Total return on market value reflects, for the periods indicated, changes in the fund's market price on the American Stock Exchange and the receipt and reinvestment of dividends. An investor may only purchase or sell shares of the fund based upon its market price. In general, the market price of the fund is determined by supply and demand. An investor's actual return will vary depending on the market price of shares on the date of purchase and/or sale. Total return on the net asset value reflects, for the periods indicated, changes in the fund's net asset value per share, and the receipt and reinvestment of dividends.

/1/ Fund performance has been increased by expense waivers, without which performance would have been lower.

/2/ Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs). It is not possible to invest directly in the index.

/3/  The since-inception index comparison is calculated from 11/30/02.

                                                   Portfolio as of July 31, 2004
--------------------------------------------------------------------------------

                                         % of Investments
                                               as of
Ten Largest REIT Sectors                      7/31/04
---------------------------------------------------------
Office                                         26.2
---------------------------------------------------------
Shopping Centers                               15.5
---------------------------------------------------------
Healthcare                                     13.7
---------------------------------------------------------
Apartments                                     13.2
---------------------------------------------------------
Lodging/Resorts                                 7.5
---------------------------------------------------------
Diversified                                     7.3
---------------------------------------------------------
Regional Malls                                  6.3
---------------------------------------------------------
Industrial                                      6.0
---------------------------------------------------------
Factory Outlets                                 2.4
---------------------------------------------------------
Specialty                                       1.4
---------------------------------------------------------

                                         % of Investments
                                               as of
Ten Largest Holdings*                         7/31/04
---------------------------------------------------------
Healthcare Realty Trust, Inc.                   4.4
---------------------------------------------------------
Senior Housing Properties Trust                 3.2
---------------------------------------------------------
iStar Financial, Inc.                           3.2
---------------------------------------------------------
HRPT Properties Trust                           3.2
---------------------------------------------------------
Urstadt Biddle Properties, Inc. (Pfd.)          3.0
---------------------------------------------------------
Camden Property Trust                           2.9
---------------------------------------------------------
Mack-Cali Realty Corp.                          2.8
---------------------------------------------------------
Prentiss Properties Trust                       2.6
---------------------------------------------------------
Liberty Property Trust                          2.6
---------------------------------------------------------
Gables Residential Trust                        2.6
---------------------------------------------------------

*Common Shares except as noted

--------------------------------------------------------------------------------
              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             AEW Real Estate Income Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of July 31, 2004 (unaudited)

 Shares   Description                                                 Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 95.3% of Total Net Assets
          REAL ESTATE - 1.4%
          Apartments - 1.4%
 41,500   Municipal Mortgage & Equity LLC                            $   977,740
                                                                     -----------
          REAL ESTATE INVESTMENT TRUSTS - 93.9%
          REITs - Apartments - 13.1%
 52,000   Archstone Smith Trust                                        1,530,361
 65,000   Camden Property Trust                                        2,925,000
 78,500   Gables Residential Trust                                     2,594,425
 40,000   Mid-America Apartment Communities, Inc.                      1,434,000
 34,500   Summit Properties, Inc.                                        890,100
                                                                     -----------
                                                                       9,373,886
                                                                     -----------
          REITs - Diversified - 6.3%
 83,500   iStar Financial, Inc.                                        3,173,000
 70,000   Lexington Corporate Properties Trust                         1,369,200
                                                                     -----------
                                                                       4,542,200
                                                                     -----------
          REITs - Factory Outlets - 1.1%
 20,000   Tanger Factory Outlet Centers, Inc.                            793,000
                                                                     -----------
          REITs - Healthcare - 15.1%
 65,000   Health Care Property Investors, Inc.                         1,622,400
121,000   Healthcare Realty Trust, Inc.                                4,370,520
 15,000   Omega Healthcare Investors, Inc.                               146,250
100,000   Provident Senior Living Trust, 144A (c)                      1,500,000
190,500   Senior Housing Properties Trust                              3,181,350
                                                                     -----------
                                                                      10,820,520
                                                                     -----------
          REITs - Industrial - 6.5%
 25,000   EastGroup Properties, Inc.                                     810,750
 62,400   First Potomac Realty Trust                                   1,235,520
 68,100   Liberty Property Trust                                       2,615,040
                                                                     -----------
                                                                       4,661,310
                                                                     -----------
          REITs - Lodging/Resorts - 3.5%
 63,000   Hospitality Properties Trust                                 2,512,440
                                                                     -----------
          REITs - Office - 27.4%
 77,000   Arden Realty, Inc.                                           2,340,800
 65,000   CarrAmerica Realty Corp.                                     1,981,850
 77,000   Glenborough Realty Trust, Inc.                               1,407,560
 90,000   Highwoods Properties, Inc.                                   2,088,000
311,300   HRPT Properties Trust                                        3,134,791
 70,000   Kilroy Realty Corp.                                          2,478,000
 68,000   Mack-Cali Realty Corp.                                       2,781,200
 30,000   Maguire Properties, Inc.                                       742,500
 76,500   Prentiss Properties Trust                                    2,620,890
                                                                     -----------
                                                                      19,575,591
                                                                     -----------
          REITs - Regional Malls - 6.1%
150,000   Borealis Retail REIT                                         1,309,452
 62,000   Glimcher Realty Trust                                        1,342,920
 35,000   Macerich Co. (The)                                           1,676,500
                                                                     -----------
                                                                       4,328,872
                                                                     -----------
          REITs - Shopping Centers - 12.8%
125,000   Cedar Shopping Centers, Inc.                                 1,546,250
100,000   Commercial Net Lease Realty, Inc.                            1,700,000
 30,000   Equity One, Inc.                                               541,500
 88,000   Heritage Property Investment Trust                           2,416,480
 16,300   Inland Real Estate Corp.                                       213,041
 52,500   New Plan Excel Realty Trust                                  1,246,875
 39,000   Ramco-Gershenson Properties Trust                            1,002,690
 11,200   Realty Income Corp.                                            453,824
                                                                     -----------
                                                                       9,120,660
                                                                     -----------
          REITs - Specialty - 2.0%
 25,400   Correctional Properties Trust                              $   657,860
 22,000   Entertainment Properties Trust                                 777,920
                                                                     -----------
                                                                       1,435,780
                                                                     -----------
          Total Real Estate Investment Trusts                         67,164,259
                                                                     -----------
          Total Common Stocks (Identified Cost $52,886,067)           68,141,999
                                                                     -----------
          Preferred Stocks - 43.0%
          REAL ESTATE INVESTMENT TRUSTS - 43.0%
          REITs - Apartments - 3.8%
 50,000   Apartment Investment & Management Co., Series G              1,307,500
 29,400   Apartment Investment & Management Co., Series R                789,684
 27,000   Apartment Investment & Management Co., Series U                635,850
                                                                     -----------
                                                                       2,733,034
                                                                     -----------
          REITs - Diversified - 3.8%
 50,000   Colonial Properties Trust, Series D                          1,278,500
 54,800   Crescent Real Estate Equities Co., Series B                  1,408,360
                                                                     -----------
                                                                       2,686,860
                                                                     -----------
          REITs - Factory Outlets - 2.2%
 35,500   Mills Corp. (The), Series B                                    935,425
 25,000   Mills Corp. (The), Series E                                    656,000
                                                                     -----------
                                                                       1,591,425
                                                                     -----------
          REITs - Healthcare - 3.9%
 50,000   Health Care Property Investors, Inc., Class F                1,247,500
 60,000   Omega Healthcare Investors, Inc., Series D                   1,505,400
                                                                     -----------
                                                                       2,752,900
                                                                     -----------
          REITs - Industrial - 1.8%
 52,000   Keystone Property Trust, Series D                            1,320,800
                                                                     -----------
          REITs - Lodging/Resorts - 7.0%
 75,000   Boykin Lodging Co., Series A                                 2,017,500
 25,000   FelCor Lodging Trust, Inc., Series B                           629,000
 72,600   Hospitality Properties Trust, Series B                       1,934,790
 15,000   LaSalle Hotel Properties, Series A                             403,950
                                                                     -----------
                                                                       4,985,240
                                                                     -----------
          REITs - Office - 9.0%
 30,000   Bedford Property Investors, Inc., Series A, 144A             1,492,500
100,000   CarrAmerica Realty Corp., Series E                           2,562,000
 90,400   HRPT Properties Trust, Series B                              2,401,928
                                                                     -----------
                                                                       6,456,428
                                                                     -----------
          REITs - Regional Malls - 2.7%
 75,000   Glimcher Realty Trust, Series F                              1,950,750
                                                                     -----------
          REITs - Shopping Centers - 8.8%
 27,000   Cedar Shopping Centers, Inc., Series A                         676,687
 42,200   Developers Diversified Realty Corp., Series F                1,126,740
 21,300   Developers Diversified Realty Corp., Series G                  554,865
 13,000   Federal Realty Investment Trust, Series B                      341,640
 12,500   Ramco-Gershenson Properties Trust, Series B                    337,500
  9,000   Realty Income Corp., Series D                                  234,000
 27,000   Urstadt Biddle Properties, Inc., Series C                    3,007,970
                                                                     -----------
                                                                       6,279,402
                                                                     -----------
          Total Real Estate Investment Trusts                         30,756,839
                                                                     -----------
          Total Preferred Stocks (Identified Cost $29,810,222)        30,756,839
                                                                     -----------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
       AEW Real Estate Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of July 31, 2004 (unaudited)

Principal
  Amount       Description                                           Value (a)
--------------------------------------------------------------------------------
Short Term Investment -- 0.6%
$464,651   Repurchase Agreement with Investors Bank & Trust Co.
           dated 7/30/2004 at 1.00% to be repurchased at
           $464,689 on 8/02/2004, collateralized by
           $474,776 Federal National Mortgage Association
           Bond, 3.209% due 6/01/2018 valued at $487,937           $    464,651
                                                                   ------------
           Total Short Term Investment (Identified Cost
           $464,651)                                                    464,651
                                                                   ------------
           Total Investments - 138.9% (Identified Cost
           $83,160,940) (b)                                          99,363,489
           Auction Market Preferred Shares plus cumulative
           unpaid dividends (39.2)%                                 (28,006,225)
           Other assets less liabilities - 0.3%                         168,193
                                                                   ------------
           Total Net Assets - 100%                                 $ 71,525,457
                                                                   ============
(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At July 31, 2004, the net unrealized appreciation on
     investments based on cost of $83,160,940 for federal
     income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost            $ 16,342,411
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value               (139,862)
                                                                   ------------
     Net unrealized appreciation                                   $ 16,202,549
                                                                   ============
(c)  Non-income producing security.
REITs Real Estate Investment Trusts
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,992,500 or 4.2% of net assets.

Industry Holdings at July 31, 2004 as a Percentage of Net Assets

Office                                 36.4%
Shopping Centers                       21.6
Healthcare                             19.0
Apartments - REITS                     16.9
Lodging/Resorts                        10.5
Diversified                            10.1
Regional Malls                          8.8
Industrial                              8.3
Factory Outlets                         3.3
Specialty                               2.0
Apartments - Real Estate                1.4
Short Term Investments                  0.6
                                      -----
Total Investments                     138.9
Auction Market Preferred Shares
   plus cumulative unpaid dividends   (39.2)
Other Assets less Liabilities           0.3
                                      -----
                                      100.0
                                      =====

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        Statement of Assets & Liabilities
--------------------------------------------------------------------------------

July 31, 2004 (unaudited)

ASSETS
   Investments at cost                                              $ 83,160,940
   Net unrealized appreciation                                        16,202,549
                                                                    ------------
      Investments at value                                            99,363,489
   Receivable for securities sold                                        828,282
   Dividends and interest receivable                                     533,250
   Receivable for open swap contracts                                    509,761
                                                                    ------------
      TOTAL ASSETS                                                   101,234,782
                                                                    ------------
LIABILITIES
   Payable for securities purchased                                    1,605,705
   Management fees payable                                                38,286
   Transfer agent fees payable                                             8,252
   Accounting and administrative fees payable                              6,250
   Other accounts payable and accrued expenses                            44,607
                                                                    ------------
      TOTAL LIABILITIES                                                1,703,100
                                                                    ------------
AUCTION PREFERRED SHARES 1,120 shares outstanding at
   liquidation value plus cumulative unpaid dividends                 28,006,225
                                                                    ------------
NET ASSETS APPLICABLE TO COMMON SHARES                              $ 71,525,457
                                                                    ============
NET ASSETS CONSIST OF:
   Common Shares, $0.00001 par value; unlimited number
      of shares authorized, 3,833,390 shares issued and
      outstanding                                                   $         38
   Additional paid in capital                                         54,144,332
   Undistributed (overdistributed) net investment income                 220,405
   Accumulated net realized gain (loss) on investments,
      foreign currency transactions and interest rate
      swap contracts                                                     448,372
   Net unrealized appreciation (depreciation) of
      investments and swap contracts                                  16,712,310
                                                                    ------------
NET ASSETS APPLICABLE TO COMMON SHARES                              $ 71,525,457
                                                                    ============
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE:
   Net assets                                                       $ 71,525,457
                                                                    ============
   Common Shares issued and outstanding                                3,833,390
                                                                    ============
   Net asset value per share ($71,525,457/3,833,390
      shares of beneficial interest)                                $      18.66
                                                                    ============
   Market Value (closing price per share on American
      Stock Exchange)                                               $      16.59
                                                                    ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2004 (unaudited)

INVESTMENT INCOME
   Dividends                                                           $ 3,525,301
   Interest                                                                    726
   Less net foreign taxes withheld                                          (8,607)
                                                                       -----------
                                                                         3,517,420
                                                                       -----------
   Expenses
      Management fees                                                      400,335
      Trustees' fees and expenses                                           29,927
      Accounting and administrative                                         75,000
      Custodian                                                             18,517
      Transfer agent fees                                                   22,009
      Audit and tax services                                                15,232
      Legal                                                                 33,414
      Reports to shareholders                                               16,298
      Preferred stock auction                                               35,389
      Rating agency fees                                                     5,470
      American Stock Exchange fees                                           7,459
      Miscellaneous                                                          8,786
                                                                       -----------
   Total expenses before waivers                                           667,836
      Less waivers                                                        (212,955)
                                                                       -----------
   Net expenses                                                            454,881
                                                                       -----------
   Net investment income                                                 3,062,539
                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
   TRANSACTIONS AND INTEREST RATE SWAPS
   Realized gain (loss) on:
      Investments - net                                                    287,067
      Interest rate swap contracts - net                                  (265,037)
      Foreign currency transactions - net                                     (134)
   Change in unrealized appreciation (depreciation) of:
      Investments - net                                                 (4,705,881)
      Interest rate swap contracts - net                                   461,814
                                                                       -----------
   Net realized and unrealized gain (loss) on investments, foreign
      currency transactions and interest rate swaps                     (4,222,171)
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   (1,159,632)
   LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   Net investment income                                                  (173,103)
                                                                       -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   APPLICABLE TO COMMON SHARES                                         $(1,332,735)
                                                                       ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             For the Six Months
                                                                            Ended July 31, 2004   For the Year Ended
                                                                                (unaudited)        January 31, 2004
                                                                            -------------------   ------------------
FROM OPERATIONS:
   Net investment income                                                        $ 3,062,539           $ 3,811,296
   Net realized gain (loss) on investments, foreign currency transactions
      and interest rate swap contracts                                               21,896             3,796,947
   Net change in unrealized appreciation (depreciation) of investments
      and interest rate swap contracts                                           (4,244,067)           21,906,703
                                                                                -----------           -----------
   Increase (decrease) in net assets resulting from operations                   (1,159,632)           29,514,946
                                                                                -----------           -----------
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income                                                           (173,103)             (193,478)
   Short-Term capital gain                                                               --              (122,163)
   Long-Term capital gain                                                                --               (14,621)
                                                                                -----------           -----------
   Increase (decrease) in net assets from operations
      applicable to common shares                                                (1,332,735)           29,184,684
                                                                                -----------           -----------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income                                                         (2,645,039)           (3,820,972)
   Short-Term capital gain                                                               --            (2,753,072)
   Long-Term capital gain                                                                --              (291,479)
                                                                                -----------           -----------
                                                                                 (2,645,039)           (6,865,523)
                                                                                -----------           -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL STOCK TRANSACTIONS:                                                           --                 9,467
                                                                                -----------           -----------
   Offering costs and preferred shares underwriting commissions                          --              (601,187)
                                                                                -----------           -----------
   Total increase (decrease) in net assets                                       (3,977,774)           21,727,441

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

   Beginning of period                                                           75,503,231            53,775,790
                                                                                -----------           -----------
   End of period                                                                $71,525,457           $75,503,231
                                                                                ===========           ===========
   UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                        $   220,405           $   (23,992)
                                                                                ===========           ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                                                                                                 For the Period
                                                               For the Six Months Ended                        November 26, 2002*
                                                                     July 31, 2004        For the Year Ended           to
                                                                      (unaudited)          January 31, 2004     January 31, 2003
                                                               ------------------------   ------------------   ------------------
Net Asset Value, Beginning of Period (Common Shares)                    $ 19.70                 $ 14.03            $ 14.33(a)
                                                                        -------                 -------            -------
Income From Investment Operations:
Net Investment Income (b)                                                  0.80                    0.99               0.09
Net Realized and Unrealized Gain (Loss) on Investments                    (1.10)                   6.71              (0.24)
                                                                        -------                 -------            -------
Total From Investment Operations                                          (0.30)                   7.70              (0.15)
                                                                        -------                 -------            -------
Less Distributions to Preferred Shareholders:
   Dividends From Net Investment Income                                   (0.05)                  (0.05)                --
   Distributions From Net Realized Short-Term Gains                          --                   (0.03)                --
   Distributions From Net Realized Long-Term Gains                           --                    0.00(f)              --
Total From Investment Operations Applicable to Common                   -------                 -------            -------
   Shareholders                                                           (0.35)                   7.62              (0.15)
                                                                        -------                 -------            -------
Less Distributions to Common Shareholders:
   Dividends From Net Investment Income                                   (0.69)                  (1.00)             (0.09)
   Distributions From Net Realized Short-Term Gains                          --                   (0.72)             (0.00)(f)
   Distributions From Net Realized Long-Term Gains                           --                   (0.07)             (0.01)
   Distributions From Paid In Capital                                        --                      --              (0.02)
                                                                        -------                 -------            -------
Total Distributions to Common Shareholders                                (0.69)                  (1.79)             (0.12)
                                                                        -------                 -------            -------
Common Shares Offering Costs Charged to Paid-in Capital                      --                      --              (0.03)
                                                                        -------                 -------            -------
Preferred Shares Underwriting Commissions and Offering Costs                 --                   (0.16)                --
                                                                        -------                 -------            -------
Net Asset Value, End of the Period (Common Shares)                      $ 18.66                 $ 19.70            $ 14.03
                                                                        =======                 =======            =======
Market Value, End of Period (Common Shares)                             $ 16.59                 $ 17.87            $ 14.55
                                                                        =======                 =======            =======
Total Return on Market Value (%) (j)                                      (3.29)                  37.45              (2.23)(c)
Total Return on Net Asset Value (%) (i) (j)                               (1.33)                  56.84              (1.29)(c)
Ratio of Expenses to Average Net Assets Applicable to
   Common Shares, Before Waivers (%) (e)                                   1.85                    2.00               1.85
Ratio of Expenses to Average Net Assets Applicable to
   Common Shares, After Waivers (%) (d)(e)                                 1.26                    1.38               1.37
Ratio of Net Investment Income to Average Net Assets
   Applicable to Common Shares, Before Waivers (%) (e)                     7.89                    5.35               2.80
Ratio of Net Investment Income to Average Net Assets
   Applicable to Common Shares, After Waivers (%) (e)                      8.48                    5.97               3.28
Portfolio Turnover Rate (%)                                                   5                      31                  1
Net Assets Applicable to Common Shares, End of Period (000)             $71,525                 $75,503            $53,776
Auction Market Preferred Shares
Total Shares Outstanding                                                  1,120                   1,120                 --
Asset Coverage Per Share (g)                                            $88,862                 $92,414            $    --
Involuntary Liquidation Preference Per Share (h)                        $25,000                 $25,000            $    --
Approximate Market Value Per Share                                      $25,000                 $25,000            $    --

*    Commencement of operations

(a) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)  Calculated using the average common shares outstanding during the period.
(c) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price of the last day of the period.
(d) The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(e)  Computed on an annualized basis for periods less than one year.
(f)  Amount rounds to less than $0.01 per share.
(g) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)  Plus accumulated and unpaid dividends.
(i) Had certain expenses not been reduced during the period total return would have been lower.
(j)  Periods less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2004 (unaudited)

1. Organization. AEW Real Estate Income Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an amended and restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ National Market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser pursuant to the procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market prior to the close of the New York Stock Exchange.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Fund's Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Dividend income received by the Fund from its investment in REITs may consist of ordinary income, capital gains and return of capital. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Potential return of capital adjustments on the Fund's investments are not reflected in the financial statements.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the six months ended July 31, 2004, the dividend rates for AMPS ranged from 0.79% to 1.60%. The dividend rate for AMPS on July 31, 2004 was 1.60%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for distributions from real estate investment trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2004 (unaudited)

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 7 for a summary of the open swap agreements as of July 31, 2004.

g. Repurchase Agreements The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Auction Market Preferred Shares The Fund is authorized to issue an unlimited number of preferred shares, par value $0.00001 per share. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share. The Fund is required to maintain certain asset coverage with respect to the AMPS as defined in the Fund's By-Laws.

4. Purchases and Sales of Securities. For the six months ended July 31, 2004, purchases and sales of securities (excluding short-term investments) were $5,656,813 and $4,918,421, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L.P. ("AEW") serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management, L.P., a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the six months ended July 31, 2004, management fee and waiver for the Fund were as follows:

                                       Percentage of Average
   Gross      Waiver of       Net      Daily Managed Assets*
Management   Management   Management   ---------------------
    Fee          Fee          Fee          Gross    Net
----------   ----------   ----------       -----   ----
 $400,335     $175,455     $224,880         0.80%  0.45%

*Annualized

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. The Fund pays CIS a fee for these services based on the Fund's average daily managed assets, or if higher, the minimum fee set forth below:

--------------------------------------------------------------------------------
                    Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2004 (unaudited)

     (1)  Percentage of Eligible Average Daily Net Assets

    First          Over
$300 million   $300 million
------------   ------------
   0.0600%        0.0575%

     or

     (2)  An annual minimum fee of $150,000.

CIS has currently agreed to voluntarily waive a portion of its administrative services fee. This waiver is voluntary and may be terminated by CIS at any time without notice.

For the six months ended July 31, 2004, the following was paid to CIS for accounting and administrative services:

     Gross          Waiver of           Net        Percentage of Average
  Accounting       Accounting       Accounting     Daily Managed Assets*
      And              And              And        ---------------------
Administrative   Administrative   Administrative       Gross    Net
--------------   --------------   --------------       -----   ----
    $75,000          $37,500          $37,500           0.15%  0.07%

*Annualized

Please note, Effective November 1, 2004, the name of the Fund's administrator will change to IXIS Asset Management Services Company.

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS North America or its affiliates. Each other Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year, at the rate of $375 and $200, respectively. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

6. Shares of Beneficial Interest. The Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. Transactions in common shares were as follows:

                                       Six Months Ended      Year Ended
                                         July 31, 2004    January 31, 2004
                                       ----------------   ----------------
                                        Shares   Amount    Shares   Amount
                                        ------   ------    ------   ------
Shares issued pursuant to the
   Fund's dividend reinvestment plan       --      $--       676    $9,467
                                          ---      ---       ---    ------
Increase derived from capital shares
   transactions                            --      $--       676    $9,467
                                          ===      ===       ===    ======

--------------------------------------------------------------------------------
                    Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2004 (unaudited)

7. Swap Contracts.

                                                                                                             Unrealized
  Notional Amount     Expiration Date                          Description                          Appreciation/(Depreciation)
-------------------   ---------------   ---------------------------------------------------------   ---------------------------
Interest Rate Swaps

    2,800,000 USD         3/1/2006      Agreement with Fleet National Bank dated 2/28/2003 to pay             $ 15,382
                                        the notional amount multiplied by 2.345% and to receive
                                        the notional amount multiplied by the 1 week Floating
                                        Rate London Interbank Offering Rate ("LIBOR") adjusted by
                                        a specific spread.

   14,000,000 USD         3/3/2008      Agreement with Fleet National Bank dated 2/28/2003 to pay              257,824
                                        the notional amount multiplied by 3.104% and to receive
                                        the notional amount multiplied by the 1 week Floating
                                        Rate LIBOR adjusted by a specific spread.

    8,400,000 USD         3/1/2010      Agreement with Fleet National Bank dated 2/28/2003 to pay              236,555
                                        the notional amount multiplied by 3.622% and to receive
                                        the notional amount multiplied by the 1 week Floating
                                        Rate LIBOR adjusted by a specific spread.
                                                                                                              --------
                                                                                                              $509,761
                                                                                                              ========

8. Other. On July 1, 2004, the Fund declared three monthly dividends of $0.115 per common share for the months of July, August and September payable on July 23, August 27 and September 24, respectively.

--------------------------------------------------------------------------------
                            Shareholder proxy results
--------------------------------------------------------------------------------

It is currently anticipated that the Fund's 2005 annual meeting of Shareholders will be held in May 2005. Shareholders submitting any proposals for the Fund intended to be presented at the 2005 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than February 9, 2005 and not earlier than January 25, 2005. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder pro-posals should be addressed to the attention of the Secretary of the Fund.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

Shareholder Meeting (unaudited). At the annual meeting (the "Meeting") of shareholders held on May 20, 2004, shareholders of the AEW Real Estate Income Fund voted for the following proposal:

1. Election of Trustees

                        For      Against   Abstained   Total Votes
                     ---------   -------   ---------   -----------
Edward A. Benjamin   2,531,149    35,173       0        2,566,322
Kenneth J. Cowan     2,537,173    29,149       0        2,566,322
John T. Hailer       2,367,773   198,549       0        2,566,322
Daniel M. Cain*            520         0       0              520

* Preferred Shares Trustee.

Messrs. Graham T. Allison, Robert J. Blanding, Paul G. Chenault, Richard Darman, John A. Shane, Peter S. Voss and Ms. Sandra O. Moose, Trustees of the Fund, each have terms of office as Trustee that continued after the Meeting.

The statement of additional information includes additional information about Trustees of the Fund and is available, without charge, upon request, by calling
(800) 862-4863.

--------------------------------------------------------------------------------
                             Additional information
--------------------------------------------------------------------------------

                    CDC IXIS Asset Management Services, Inc.
                           AEW Real Estate Income Fund

Notice of Privacy Policies and Practices

We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

/1/ For purposes of this notice the term "We" includes AEW Real Estate Income Fund and CDC IXIS Asset Management Services, Inc.

/2/ For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the Fund.

Proxy voting information

A description of the Fund's proxy voting policies and the procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling CDC Nvest Funds at 800-225-5478; on the Fund's web site, www.cdcnvestfunds.com; and on the Securities and Exchange's website at www.sec.gov. Information describing how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the Fund's website and the SEC website.

Quarterly portfolio schedule

Beginning next quarter, the Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the SEC's website and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
                           Dividend reinvestment plan
--------------------------------------------------------------------------------

     The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, N.A., as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

15

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[LOGO] AEW

                                                                    CEAEW58-0704

ITEM 2.  CODE OF ETHICS.
Not Applicable

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Filed as a part of report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

                                              REGISTRANT PURCHASES OF EQUITY SECURITIES*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    Maximum Number (or
                                                                                                    Approximate Dollar
                                                                             Total Number of      Value) of Shares that
                                                                           Shares Purchased as     may yet be purchased
                                   Total Number        Average Price        Part of Publicly        under the Plans or
Period                              of Shares         Paid Per Share        Announced Plans*             Programs
-------------------------------------------------------------------------------------------------------------------------
February 1 through February 29          1,335.721     $         17.96                1,335.721              N/A
-------------------------------------------------------------------------------------------------------------------------
March 1 through March 31                1,315.546     $         18.06                1,315.546              N/A
-------------------------------------------------------------------------------------------------------------------------
April 1 through April 30                2,990.084     $         16.93                2,990.084              N/A
-------------------------------------------------------------------------------------------------------------------------
May 1 through May 31                          N/A                 N/A                      N/A              N/A
-------------------------------------------------------------------------------------------------------------------------
June 1 through June 30                  1,529.064     $         16.29                1,529.064              N/A
-------------------------------------------------------------------------------------------------------------------------
July 1 through July 31                  3,069.135     $         16.38                3,069.135              N/A
-------------------------------------------------------------------------------------------------------------------------
Total                                  10,239.550     $         16.95               10,239.550              N/A
-------------------------------------------------------------------------------------------------------------------------

*Includes shares purchased by the Dividend Reinvestment Plan Agent pursuant to the Dividend Reinvestment Plan.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.
There were no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees.

ITEM 10. CONTROLS AND PROCEDURES.
The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

ITEM 11. EXHIBITS.

(a)      (1)  Not applicable.
(a)      (2)  Certifications of Principal Executive Officer and Principal
              Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)
(a)      (3)  Not applicable.
(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AEW Real Estate Income Fund

                                        By:    /s/ JOHN T. HAILER
                                               -------------------------------
                                        Name:  John T. Hailer
                                        Title: President and Chief Executive
                                               Officer
                                        Date:  September 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:    /s/ JOHN T. HAILER
                                               ---------------------------------
                                        Name:  John T. Hailer
                                        Title: President and Chief Executive
                                               Officer
                                        Date:  September 23, 2004


                                        By:    /s/ NICHOLAS H. PALMERINO
                                               ---------------------------------
                                        Name:  Nicholas H. Palmerino
                                        Title: Treasurer
                                        Date:  September 23, 2004